                             Joint Filer Information

Date of Event
Requiring Statement:    May 2, 2012

Issuer Name and Ticker
or Trading Symbol:      Pacific Coast Oil Trust [ROYT]

Designated Filer:       Pacific Coast Energy Company LP

Other Joint Filers:     PCEC (GP) LLC
                        Pacific  Coast Energy  Holdings LLC
                        Metalmark BreitBurn Holdings LLC
                        Metalmark Capital Partners (C) II, L.P.
                        Metalmark Capital Partners II GP, L.P.
                        Metalmark  Capital Holdings LLC
                        Greenhill Capital Partners II, L.P.
                        GCP Managing Partner II, L.P.
                        Greenhill Capital Partners, LLC
                        Greenhill & Co., Inc.

Addresses:              The  principal  business  address of each of  Pacific
                        Coast Energy  Company LLC,  PCEC (GP) LLC and Pacific
                        Coast Energy Holdings LLC is 515 South Flower Street,
                        Suite 4800, Los Angeles, California 90071.

                        The  principal  business  address of each of Metalmark
                        BreitBurn  Holdings LLC, Metalmark Capital Partners (C)
                        II, L.P.,  Metalmark Capital Partners II GP, L.P. and
                        Metalmark  Capital Holdings LLC is 1177 Avenue of the
                        Americas,  40th Floor, New York, New York 10036.

                        The principal  business address of each of Greenhill
                        Capital Partners II, L.P., GCP Managing Partner II,L.P.,
                        Greenhill Capital Partners, LLC and Greenhill & Co.,Inc.
                        is 300 Park Avenue, New York, New York 10022.

Signatures:

Dated: May 2, 2012

                                         PACIFIC COAST ENERGY COMPANY LP

                                         By: PCEC (GP) LLC, its General Partner

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         PCEC (GP) LLC

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         PACIFIC COAST ENERGY HOLDINGS LLC

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         METALMARK BREITBURN HOLDINGS LLC

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         METALMARK CAPITAL PARTNERS (C) II, L.P.

                                         By: Metalmark Capital Partners II GP, L.P.,
                                             its General Partner

                                         By: Metalmark Capital Holdings LLC,
                                             its General Partner

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         METALMARK CAPITAL PARTNERS II GP, L.P.

                                         By: Metalmark Capital Holdings LLC,
                                             its General Partner

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         METALMARK CAPITAL HOLDINGS LLC

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         GREENHILL CAPITAL PARTNERS II, L.P.

                                         By: GCP Managing Partner II, L.P.,
                                             its General Partner

                                         By: Greenhill Capital Partners, LLC,
                                             its General Partner

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         GCP MANAGING PARTNER II, L.P.

                                         By: Greenhill Capital Partners, LLC,
                                             its General Partner

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         GREENHILL CAPITAL PARTNERS, LLC

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact

                                         GREENHILL & CO., INC.

                                         By: /s/  Denese Alaniz
                                            ------------------------------------
                                         Name:    Denese Alaniz
                                         Title:   attorney-in-fact